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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

FIRST DATA CORPORATION (Exact name of Registrant as Specified in Its Charter)
Delaware (State or Other Jurisdiction of Incorporation)	001-11073 (Commission File Number)	47-0731996 (IRS Employer Identification No.)
6200 South Quebec Street, Greenwood Village, Colorado (Address of Principal Executive Offices)		80111 (Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 488-8000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

First Data Corporation's (the "Company") financial results for the three- and nine-month periods ended September 30, 2003 are attached as Exhibit 99.1 and incorporated herein by reference. The Company announced on October 14, 2003 that, based on what the Company knew on such date and subject to the risks and uncertainties set forth in Exhibit 99.2 hereto, the Company expects full-year revenue growth of close to 14% and full-year reported earnings per share to be in the middle of the $1.87-$1.93 range. The ability to close and the timing of the proposed merger involving the Company and Concord EFS, Inc. and other acquisitions may affect our projected revenue growth rate of close to 14%. The information in this Form 8-K, including the exhibits hereto, are incorporated by reference into the Joint Proxy Statement/Prospectus that the Company has filed with the Securities and Exchange Commission concerning the planned merger involving the Company and Concord EFS, Inc.

Item 7. Financial Statements and Exhibits.

(a)—(b)    Not applicable.

(c)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	First Data Corporation financial results for the three- and nine-month periods ended September 30, 2003.
99.2	Notice to Investors, Prospective Investors and the Investment Community: Cautionary Information Regarding Forward-Looking Statements

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION
	By:	/s/ Stanley J. Andersen Stanley J. Andersen Assistant Secretary
Date: October 21, 2003

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits .
SIGNATURES